Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Commitments and contingencies
Commitments and contingencies
20.	Commitments and contingencies

Commitments

The Company did not have significant capital, other commitments or long-term obligations as of December 31, 2024.

Contingencies

As of December 31, 2024, the restricted cash amount of RMB20,179,754, classified as other non-current assets, represented bank deposits frozen by PRC local authorities due to the Group being considered a third party in the relevant legal proceedings and claims. Management has evaluated these matters and concluded that their individual or aggregate impact is immaterial from both qualitative and quantitative prospectives. And the potential outcome cannot be reasonably estimated at this moment. Therefore, no contingent liability was recognized as of December 31, 2024. The Group is closely monitoring the need for any such contingent liability on a regular basis and will record a liability when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

In June 2023, the Company and certain of the Company’s officers were named as defendants in a putative securities class action filed in federal court in the District of New Jersey, captioned Fernandez v. Douyu Int’l Holdings Ltd., 23-cv-03161 (D.N.J.) (the “Fernandez Action”). The Company has reached a settlement agreement with the plaintiffs. On March 31, 2025, the Court entered order preliminarily approving the settlement. As of December 31, 2024, the Company has recorded class action liabilities of US$2.25 million.